UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2024

ADAPTIMMUNE THERAPEUTICS PLC

(Exact name of registrant as specified in its charter)

England and Wales	1-37368	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Jubilee Avenue, Milton Park

Abingdon, Oxfordshire OX14 4RX

United Kingdom

(Address of principal executive offices, including zip code)

(44) 1235 430000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
American Depositary Shares, each representing 6 Ordinary Shares, par value £0.001 per share	ADAP	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On August 1, 2024, Adaptimmune Therapeutics plc. (the “Company”) issued a press release announcing that the U.S. Food and Drug Administration (the “FDA”) approved TECELRA® (afamitresgene autoleucel), the first engineered cell therapy for a solid tumor cancer approved in the U.S. TECELRA® was approved for the treatment of adults with unresectable or metastatic synovial sarcoma who have received prior chemotherapy, are HLA-A*02:01P, -A*02:02P, -A*02:03P, or -A*02:06P positive and whose tumor expresses the MAGE-A4 antigen as determined by FDA-approved or cleared companion diagnostic devices. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The furnished under this Item 7.01, including Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by reference in such a filing.

Item 8.01	Other Events.

As noted in Item 7.01 above, on August 1, 2024, the Company announced that the FDA approved TECELRA® (afamitresgene autoleucel), the first engineered cell therapy for a solid tumor cancer approved in the U.S., for the treatment of adults with unresectable or metastatic synovial sarcoma who have received prior chemotherapy, are HLA-A*02:01P, -A*02:02P, -A*02:03P, or -A*02:06P positive and whose tumor expresses the MAGE-A4 antigen as determined by FDA-approved or cleared companion diagnostic devices.

Forward Looking Statements

This Current Report on Form 8-K may contain forward-looking statements made in reliance upon the safe harbor provisions of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements address our expected future business, financial performance, financial condition, as well as the results of operations and often contain words such as “anticipate” “believe,” “expect,” “may,” “plan,” “potential,” “will,” and similar expressions. Such statements are based only upon current expectations of Adaptimmune. Reliance should not be placed on forward-looking statements because they involve certain risks and uncertainties. Such risks and uncertainties could cause our actual results to differ materially from those indicated by such forward-looking statements, and include, without limitation: the success, cost and timing of our product development activities and clinical trials and our ability to successfully advance our TCR therapeutic candidates through the regulatory and commercialization processes. For a further description of the risks and uncertainties that could cause our actual results to differ materially from those expressed in these forward-looking statements, as well as risks relating to our business in general, we refer you to our Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) for the year ended December 31, 2023, our Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other filings with the SEC. The forward-looking statements contained in this press release speak only as of the date the statements were made and we do not undertake any obligation to update such forward-looking statements to reflect subsequent events or circumstances.

Item 9.01 Financial Statements and Exhibits.

The following exhibit relating to Item 7.01 shall be deemed to be furnished, and not filed:

(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press Release, dated August 1, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ADAPTIMMUNE THERAPEUTICS PLC

Date: August 2, 2024	By:	/s/ Margaret Henry
		Name:	Margaret Henry
		Title:	Corporate Secretary